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                POWER OF ATTORNEY

The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of variable annuity contracts and variable life insurance policies issued by Farm Bureau Life Insurance Company.

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Signature                         Title                        Date
/s/ Eric K. Aamundstad            Director                     03-29-04
/s/ Steve L. Baccus               Director                     03-01-05
/s/ Doug Beckman                  Director                     04-08-05
/s/ William C. Bruins             Director                     03-04-05
/s/ Al Christopherson             Director                     02-28-05
/s/ Alan L. Foutz                 Director                     03-07-05
/s/ Philip A. Hemesath            Director                     03-01-05
/s/ Karen J. Henry                Director                     03-08-05
/s/ Craig D. Hill                 Director                     02-26-05
/s/ Leland J. Hogan               Director                     03-12-05
/s/ Daniel L. Johnson             Director                     02-28-05
/s/ G. Steven Kouplen             Director                     03-01-05
/s/ Craig A. Lang                 Director                     02-28-05
/s/ David L. McClure              Director                     03-04-05
/s/ Charles E. Norris             Director                     03-15-05
/s/ Keith R. Olsen                Director                     03-08-05
/s/ Frank S. Priestly             Director                     03-07-05
/s/ Kevin G. Rogers               Director                     03-01-05
/s/ Scott VanderWal               Director                     02-26-05
/s/ Michael White                 Director                     02-27-05
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